T. Rowe Price Health Care ETF
Supplement to Prospectus and Summary Prospectus dated May 8, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective September 30, 2025, Jon Davis Wood will step down as a co-portfolio manager of the fund and as cochair of the fund’s Investment Advisory Committee, and Sal Rais will become the fund’s sole portfolio manager and chair of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 30, 2025, Jon Davis Wood will step down from his role on the fund as a co-portfolio manager, and Sal Rais will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee.

The date of this supplement is September 17, 2025.

ETF1194-041   9/17/25